EXHIBIT 10.15 (a)
- ---------------------

FEDERAL COMMUNICATIONS
COMMISSION
WASHINGTON, D.C. 20554
- ---------------------------
OFFICIAL BUSINESS
PENALTY FOR PRIVATE USE $300

[POSTAGE STAMP]

POSTAGE AND FEES PAID
FEDERAL COMMUNICATIONS
COMMISSION
FCC 615

PALMER COMMUNICATIONS INCORPORATED
WYYN  AM STATION
C/O  12800 UNIVERSITY DRIVE
FT. MYERS, FL 33907






LICENSE RENEWAL AUTHORIZATION
- -----------------------------

THIS IS TO NOTIFY YOU THAT YOUR
APPLICATION FOR RENEWAL OF LICENSE
WAS GRANTED ON 08-20-90 FOR A TERM
EXPIRING ON 02-01-96.  GRANT SUBJECT TO EEO
REPORTING CONDITIONS SPECIFIED ON THE ATTACHED
AUTHORIZATION.

FREQUENCY:     1270 KHZ

THIS IS YOUR LICENSE RENEWAL
AUTHORIZATION FOR STATION WYYN.

LOCATION:      TALLAHASSEE, FL

THIS ALSO IS THE RENEWAL CERTIFICATE
FOR YOUR CURRENTLY AUTHORIZED
AUXILIARY SERVICES.

THIS CARD MUST BE POSTED WITH THE
STATION'S LICENSE CERTIFICATE AND ANY
SUBSEQUENT MODIFICATIONS.

FCC 372 (7/87) NOTIFICATION
UNITED STATES OF AMERICA
FEDERAL COMMUNICATIONS COMMISSION
WASHINGTON, DC 20554

File No (s):  BAL-920702GS
             BALH-920702GT

Class of station(s):  AM, FM

From:   Arso Radio Corporation

To:     Park Broadcasting of Florida, Inc.

[X] Consent to assignment:

Whereby
of
Control by
is affected

Licensee/Permittee:
(for transfer only):

Call sign(s)  Station Location(s)    Auxiliary Station(s) (for assignments only)
- ------------  -------------------    -------------------------------------------
WNLS           Tallahassee, FL          All Currently Authorized
WTNT           Tallahassee, FL          Auxiliary Services

     Under authority of the Communications Act of 1934, as amended, the consent of the Federal Communications Commission is hereby granted to the transaction indicated above.
     The Commission's consent to the above is based on the representations made by the applicants that the statements contained in, or made in connection with, the application are true and that the undertakings of the parties upon which this transaction is authorized will be carried out in good faith.
     The actual consummation of voluntary transactions shall be completed within 60 days from the date hereof, and notice in letter form thereof shall promptly be furnished the Commission by the buyer showing the date the acts necessary to effect the transaction were completed. Upon furnishing the Commission with such written notice, this transaction will be considered completed for all purposes related to the above described station(s).
     FCC Form 323, Ownership Report, must be filed within 30 days after consummation, by the license/permittee or assignee.

     ADDITIONAL REQUIREMENTS FOR ASSIGNMENTS ONLY:

     Upon consummation the assignor must deliver the permit/license, including any modifications thereof to the assignee.
     It is hereby directed that, upon consummation, a copy of this consent be posted with the station authorization(s) as required by the Commission's Rules and Regulations.
     The assignee is not authorized to construct nor operate said station(s) unless and until notification of consummation in letter form has been forwarded to the Commission.

Dated:  25 AUG 1992

(For) Chief, FM BRANCH, AUDIO SERVICES DIVISION, MASS MEDIA BUREAU

/s/LISA LISANDAN
- -----------------------
[FCC LOGO] FEDERAL COMMUNICATIONS COMMISSION
FCC FORM 732 - FM
AUGUST 1991

Exhibit 10.15 (b)
- -------------------

FEDERAL COMMUNICATIONS
COMMISSION
WASHINGTON, D.C. 20554
- --------------------------
OFFICIAL BUSINESS
PENALTY FOR PRIVATE USE $300

[POSTAGE STAMP]

POSTAGE AND FEES PAID
FEDERAL COMMUNICATIONS
COMMISSION
FCC 615

PALMER COMMUNICATIONS INCORPORATED
WTNT   FM STATION
C/0 12800 UNIVERSITY DRIVE
FT. MYERS, FL 33907





LICENSE RENEWAL AUTHORIZATION
- -------------------------------

THIS IS TO NOTIFY YOU THAT YOUR
APPLICATION FOR RENEWAL OF LICENSE
WAS GRANTED ON 08-20-90 FOR A TERM
EXPIRING ON 02-01-96.  GRANT SUBJECT TO
EEO REPORTING CONDITIONS SPECIFIED ON THE
ATTACHED AUTHORIZATION.

FREQUENCY:   94.9 MHZ

THIS IS YOUR LICENSE RENEWAL
AUTHORIZATION FOR STATION WTNT.

LOCATION:   TALLAHASSEE, FL

THIS ALSO IS THE RENEWAL CERTIFICATE
FOR YOUR CURRENTLY AUTHORIZED
AUXILIARY SERVICES.

THIS CARD MUST BE POSTED WITH THE
STATION'S LICENSE CERTIFICATE AND ANY
SUBSEQUENT MODIFICATIONS.

FCC 372 (7/87) NOTIFICATION
UNITED STATES OF AMERICA
FEDERAL COMMUNICATIONS COMMISSION
WASHINGTON, DC 20554

File No (s):  BAL-920702GS
             BALH-920702GT

Class of station(s):  AM, FM

From:   Arso Radio Corporation

To:     Park Broadcasting of Florida, Inc.

[X] Consent to assignment:

Whereby
of
Control by
is affected

Licensee/Permittee:
(for transfer only):

Call sign(s)  Station Location(s)    Auxiliary Station(s) (for assignments only)
- ------------  -------------------    -------------------------------------------
WNLS           Tallahassee, FL          All Currently Authorized
WTNT           Tallahassee, FL          Auxiliary Services

     Under authority of the Communications Act of 1934, as amended, the consent of the Federal Communications Commission is hereby granted to the transaction indicated above.
     The Commission's consent to the above is based on the representations made by the applicants that the statements contained in, or made in connection with, the application are true and that the undertakings of the parties upon which this transaction is authorized will be carried out in good faith.
     The actual consummation of voluntary transactions shall be completed within 60 days from the date hereof, and notice in letter form thereof shall promptly be furnished the Commission by the buyer showing the date the acts necessary to effect the transaction were completed. Upon furnishing the Commission with such written notice, this transaction will be considered completed for all purposes related to the above described station(s).
     FCC Form 323, Ownership Report, must be filed within 30 days after consummation, by the license/permittee or assignee.

     ADDITIONAL REQUIREMENTS FOR ASSIGNMENTS ONLY:

     Upon consummation the assignor must deliver the permit/license, including any modifications thereof to the assignee.
     It is hereby directed that, upon consummation, a copy of this consent be posted with the station authorization(s) as required by the Commission's Rules and Regulations.
     The assignee is not authorized to construct nor operate said station(s) unless and until notification of consummation in letter form has been forwarded to the Commission.

Dated:  25 AUG 1992

(For) Chief, FM BRANCH, AUDIO SERVICES DIVISION, MASS MEDIA BUREAU

/s/LISA LISANDAN
- ------------------------
[FCC LOGO] FEDERAL COMMUNICATIONS COMMISSION
FCC FORM 732 - FM
AUGUST 1991